FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248
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ADAMS DIVERSIFIED EQUITY FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2017

Item 1. Reports to Stockholders.

ADAMS
DIVERSIFIED EQUITY
FUND

ANNUAL REPORT
2017
GET THE LATEST NEWS AND INFORMATION
adamsfunds.com/sign-up

2017 at a Glance

The Fund
•
a closed-end equity investment company

•
objectives: preservation of capital, reasonable income, and opportunity for capital gain

•
internally-managed

•
annual distribution rate of at least 6%

Stock Data (12/31/17)
NYSE Symbol	ADX
Market Price	$15.03
52-Week Range	$12.78 – $15.90
Discount	14.4%
Shares Outstanding	101,735,657

Summary Financial Information
Year Ended December 31,	2017	2016
Net asset value per share (NASDAQ: XADEX)	$17.55	$15.22
Total net assets	1,785,771,890	1,513,497,727
Unrealized appreciation on investments	653,417,810	415,249,779
Net investment income	21,735,664	18,908,616
Net realized gain (loss)	113,630,703	77,925,100
Total return (based on market price)	29.4%	6.9%
Total return (based on net asset value)	26.2%	9.2%
Ratio of expenses to average net assets	0.56%	0.64%
Annual distribution rate	9.8%	7.8%
2017 Dividends and Distributions
Paid	Amount (per share)	Type
March 1, 2017	$0.01	Long-term capital gain
March 1, 2017	0.04	Investment income
June 1, 2017	0.05	Investment income
September 1, 2017	0.05	Investment income
December 22, 2017	1.09	Long-term capital gain
December 22, 2017	0.06	Short-term capital gain
December 22, 2017	0.08	Investment income
	$1.38

2018 Annual Meeting of Shareholders
Location: Adams Funds, 500 East Pratt Street, Suite 1300, Baltimore, MD 21202
Date: April 19, 2018
Time: 9:00 a.m.

Letter from Chief Executive Officer and President,
Mark E. Stoeckle

Dear Fellow Shareholders,
The U.S. stock market generated solid gains in 2017, with the S&P 500 returning 21.8%, extending the second longest bull market in history. Adams Diversified Equity Fund comfortably exceeded the return of the market, generating a total return on net asset value of 26.2% and a total return on market price of 29.4%. Our peer group, the Lipper Large-Cap Core Funds Average, returned 20.7%. Our strong performance would put us in the top 10% of our peer group for the year. The Fund distributed 9.8% to shareholders in 2017, exceeding its 6.0% commitment.
A robust economy, strong earnings growth, and expectations for pro-business policies from the Trump administration drove the stock market. Bolstered by the strength in the economy, in March the Fed raised interest rates for the third time since the financial crisis. Two additional rate hikes followed, in line with the plan it outlined at the beginning of the year. Despite a number of geopolitical issues in North Korea, Russia, and China, the stock market’s volatility was at record lows during 2017. The year ended with the passage of the largest overhaul of the U.S. tax system in decades.
2017 Market Recap
2017 was a very good year for stocks both in the U.S. and around the world. The S&P 500 Index hit a record high 62 times. It was the first time since the Index was created in 1957 that it posted a positive total return in every month of the year.
The positive momentum that began with the presidential election in November 2016 continued into 2017. Optimism over the Trump administration’s pro-business agenda, calling for fewer regulations and lower taxes, both of which are considered positive for economic activity and corporate earnings, drove the stock market to new highs. The administration was able to reduce bank regulations early in the year, but it took until the end of the year to pass tax reform, which lowered rates for both corporations and individuals.

“The underlying fundamentals remain strong for companies, which should lead to higher profitability and sustain the economic expansion.”
The market's move was supported by strong global economic growth, low inflation, and a robust labor market. Consumer confidence reached the highest level in 16 years and inflation remained muted at under 2.0%. U.S. Gross Domestic Product (GDP) rose to over 3.0% for two consecutive quarters in 2017, the first time since 2014, and unemployment fell to 4.1%, a 17-year low.
Strong earnings results in the first quarter, particularly in the Technology sector, drove the stock market higher. This was a meaningful reversal as the sector had underperformed late in 2016. The term FANG, an acronym which stands for Facebook, Apple, Netflix, and Google, gained popularity due to the significant share price appreciation of these stocks in 2017.
The solid earnings momentum continued into the second quarter. For the first time since 2011, earnings results for S&P 500 companies increased double-digits for two consecutive quarters. The market experienced a brief pullback in June, led by concerns over valuations of technology companies, but stocks quickly recovered.
A steadily-expanding U.S. economy and positive investor sentiment contributed to market gains in the third quarter. The growth of online shopping, driven primarily by Amazon, led to a shakeout in the retail sector. There were a record number of store closings and bankruptcy filings in 2017, as sales shifted from traditional

Letter To Shareholders (continued)

brick and mortar stores to online retailers. The fear of Amazon entering new markets and causing massive disruptions to the retail industry led to periodic sell-offs in categories that were considered the next target.
In the fourth quarter, after lacking a major legislative win, the Trump administration focused on passing a massive tax reform bill. Hopes of a corporate tax cut becoming a reality led to a rotation into Financials and Industrials, sectors with the highest domestic tax rates. The President signed the bill at the end of the year, which lowered the corporate tax rate to 21% from 35% and also reduced individual tax rates. The lower corporate tax rate should bode well for earnings growth in 2018.
Portfolio Performance
We were pleased with the very strong relative performance of the Fund in 2017. The 26.2% return surpassed the S&P 500 Index and our peer group, the Lipper Large-Cap Core Funds Average, by 4.4% and 5.5%, respectively. Technology, Industrials, and Consumer Discretionary were the primary drivers of our outperformance this year. Energy was the most volatile sector and proved to be the most challenging for the Fund. It was the only sector with a negative total return for the year.
Our holdings in Technology increased 46.0% in 2017. Semiconductor stocks generated strong results, led by Lam Research, which increased 76.2%. The company manufactures equipment to fabricate high-density semiconductor chips used in smartphones, data centers, and automobiles. Within software, Adobe Systems increased 70.2% due primarily to the company's successful shift toward a subscription-based model for its publishing and design software. Benefiting from the solid secular growth trends in e-commerce and digital advertising, Facebook generated a 53.4% return for the year.
The Industrials sector increased 31.4% and benefited from accelerated capital spending as companies began investing for growth. Our position in Boeing, the top performing stock in the sector, increased 94.8% and was the key driver of our outperformance. After investing heavily for years in the production of new planes, Boeing is now favorably positioned within its current product-development cycle and, as a result, is generating strong cash flow. This has been returned to shareholders in the form of share buybacks and increased dividends. The Fund also benefited from an underweight position (relative to the S&P 500) in General Electric, which was down 42.9% for the year.
Good stock selection within the Consumer Discretionary sector enabled us to avoid some of the names that were most impacted by Amazon’s push into retail. Our holding in Amazon, which increased 56.0% in 2017, was a primary driver of our strong performance within this sector. Investments in home improvement retailers Home Depot and Lowe's, which were largely unaffected by the trend toward e-commerce, also contributed to our solid results.
After a weak first six months, energy stocks recovered nearly all of their declines in the second half of the year, driven by a rebound in oil prices. However, the sector was still down 0.6% for the year. The weakest performer within our Energy holdings was Anadarko Petroleum. A well explosion in April, which led to fears of additional drilling restrictions in its Colorado market, negatively impacted the stock's performance. With this uncertainty, we exited our position in the stock.
Outlook for 2018
We anticipate a continuation of the current conditions of strong U.S. and global economic growth and slowly rising interest rates in 2018. The underlying fundamentals remain strong for companies, which, combined with the new tax legislation, should lead to higher profitability and sustain the economic expansion.
The new tax bill benefits those companies that generate most of their revenue domestically and have higher effective tax rates, such as banks, retailers, industrials, and energy companies. Early in 2018, we expect to see these companies raise earnings guidance for the year.
This year will bring changes to the Federal Reserve as Janet Yellen’s term as Fed Chair ends in February 2018. President Trump has appointed Jerome Powell to replace her, and he is expected to maintain the

Letter To Shareholders (continued)

strategy of gradually raising interest rates. The Fed has indicated it will raise rates three times in 2018. We expect that raising short-term rates gradually should prevent the economy from overheating. The unwinding of the Fed’s $4 trillion balance sheet, which began in October 2017, will continue in 2018. It is somewhat unclear what impact this will have on markets, given that nothing this size has ever occurred.
The combination of better growth and low inflation has been the backdrop to a long recovery since the financial crisis. The S&P 500 has gone for a year without a correction of 3.0%, the longest period on record. We expect volatility to increase from the record low levels in 2017. In addition, if inflation were to accelerate due to stronger-than-expected economic growth, the pace of Fed rate increases could increase and valuation multiples would likely compress. Geopolitical risks remain elevated, with issues in North Korea, Russia, and China. The recent developments in the Middle East are also concerning. The UK’s planned exit from the European Union also creates uncertainty.
In the face of these unknowns, we continue to find attractive opportunities in U.S. equity markets. We expect the Financials sector to benefit from improving economic growth, fewer regulations, lower taxes, and rising short-term interest rates. Recent increases in short-term rates had a positive impact on bank profits in 2017, as net interest margins began to improve after multiple years of headwinds. Despite its well-publicized problems, we see Wells Fargo as well positioned to benefit from the current environment. The new management team's commitment to tightening controls, reducing expenses, and increasing capital returns should lead to higher earnings growth. Based on this thesis, the Fund added to its position in Wells Fargo in the fourth quarter. We also see opportunities for regional banks, such as SunTrust Bank and Signature Bank, to outperform given their higher sensitivity to rising short-term interest rates.
Within Health Care, managed care companies are positioned to benefit from secular and cyclical tailwinds, driven by changes in the health care industry and the aging population. In the fourth quarter, CVS Health announced plans to acquire Aetna, the third largest health care insurer, providing the combined entity with tremendous leverage and effectively creating a one-stop shop for health care services. The Fund held positions in both companies and we continue to weigh the long-term potential of the combination. We also initiated a position in UnitedHealth Group, a best-in-class managed care company with a differentiated business model. We like the company's focus on the vertical integration of physicians and facilities.
We view certain biotechnology stocks as attractive investment opportunities offering strong growth potential, attractive valuations, and several near-term catalysts, including potential positive drug pipeline results. Additionally, the FDA has facilitated a record number of drug approvals in recent years and appears to be working more efficiently with drug companies. These companies should also benefit from the new tax legislation facilitating overseas cash repatriation. Within this group, Alexion Pharmaceuticals is well positioned to benefit from its pipeline and its focus on rare diseases, a market with less competition.
The Fund has generated strong returns over the past several years and we are optimistic about 2018. No matter what the new year brings, we will remain focused on identifying quality companies that are executing at the highest levels and are trading at attractive valuations to generate superior returns for our shareholders over the long-term.
We thank you for investing in Adams Funds.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer & President
January 19, 2018

Investment Growth

(unaudited)
This chart shows the value of hypothetical $10,000 investments in the Fund at net asset value and market price over the past 15 years. All Fund distributions are reinvested at the price received in the Fund’s dividend reinvestment plan. Returns do not reflect taxes paid by shareholders on distributions or the sale of shares.
Average Annual Total Returns as of 12/31/17
	Years
	1	3	5	10	15
ADX NAV	26.2%	11.9%	15.8%	8.2%	9.7%
ADX Market Price	29.4%	11.7%	15.9%	7.7%	9.6%
Lipper Large-Cap Core Funds Average*	20.7%	9.8%	14.3%	7.5%	9.2%
*
Source: Thomson Reuters

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Portfolio Highlights

December 31, 2017
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Apple Inc.	$80,130,405	4.5%
Microsoft Corporation	71,579,872	4.0
Alphabet Inc. Class A & Class C	61,950,761	3.5
Amazon.com, Inc.	51,573,627	2.9
Facebook, Inc. Class A	48,138,288	2.7
Adams Natural Resources Fund, Inc.*	43,385,596	2.4
Bank of America Corporation	40,489,632	2.3
Comcast Corporation Class A	40,410,450	2.3
Wells Fargo & Company	37,803,477	2.1
American Express Company	37,568,973	2.1
	$513,031,081	28.8%

*
Non-controlled affiliated closed-end fund

Sector Weightings

30%
25%
20%
15%
10%
5%
0%
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Real Estate
Telecom Services
Utilities

Statement of Assets and Liabilities

December 31, 2017
Assets
Investments* at value:
Common stocks:
Unaffiliated issuers (cost $1,080,265,225)	$1,724,915,742
Non-controlled affiliate (cost $34,735,404)	43,385,596
Other investment in controlled affiliate (cost $150,000)	268,000
Short-term investments (cost $19,586,813)	19,585,914	$1,788,155,252
Cash		179,001
Dividends and interest receivable		1,130,636
Prepaid expenses and other assets		1,075,336
Total Assets		1,790,540,225

Liabilities
Accrued expenses and other liabilities		4,768,335
Total Liabilities		4,768,335
Net Assets		$1,785,771,890

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 101,735,657 shares (includes 35,611 restricted shares and 58,990 deferred stock units) (note 7)		$101,736
Additional capital surplus		1,132,001,087
Undistributed net investment income		899,728
Undistributed net realized gain		(648,471)
Unrealized appreciation		653,417,810
Net Assets Applicable to Common Stock		$1,785,771,890
Net Asset Value Per Share of Common Stock		$17.55

*
See Schedule of Investments beginning on page 16.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended December 31, 2017
Investment Income
Income:
Dividends (includes $1,005,916 from affiliates and net of $36,859 in foreign taxes)	$30,688,099
Interest and other income	413,752
Total Income	31,101,851
Expenses:
Investment research compensation and benefits	4,281,316
Administration and operations compensation and benefits	2,332,092
Occupancy and other office expenses	649,155
Investment data services	492,246
Directors' compensation	457,500
Accounting, recordkeeping, and other professional fees	303,072
Shareholder reports and communications	300,193
Transfer agent, custody, and listing fees	296,530
Insurance	121,471
Audit and tax services	101,563
Legal services	31,049
Total Expenses	9,366,187
Net Investment Income	21,735,664

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	115,847,172
Net realized gain (loss) on total return swap agreements	(3,790,946)
Net realized gain distributed by non-controlled affiliate	1,574,477
Change in unrealized appreciation on investments (includes $(686,635) from affiliates)	236,806,515
Change in unrealized appreciation on total return swap agreements	1,361,516
Net Gain (Loss)	351,798,734
Change in Net Assets from Operations	$373,534,398

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended December 31,
	2017	2016
From Operations:
Net investment income	$21,735,664	$18,908,616
Net realized gain (loss)	113,630,703	77,925,100
Change in unrealized appreciation	238,168,031	20,768,986
Change in Net Assets from Operations	373,534,398	117,602,702

Distributions to Shareholders from:
Net investment income	(21,758,323)	(17,520,894)
Net realized gain	(114,330,503)	(78,538,326)
Change in Net Assets from Distributions	(136,088,826)	(96,059,220)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	49,154,304	32,024,245
Cost of shares purchased (note 5)	(14,430,657)	(12,436,299)
Deferred compensation (notes 5, 7)	104,944	222,142
Change in Net Assets from Capital Share Transactions	34,828,591	19,810,088
Total Change in Net Assets	272,274,163	41,353,570

Net Assets:
Beginning of year	1,513,497,727	1,472,144,157
End of year (including undistributed net investment income of $899,728 and $261,115, respectively)	$1,785,771,890	$1,513,497,727

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements

Adams Diversified Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified investment company. The Fund is an internally-managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes.
Affiliates — The 1940 Act defines “affiliated companies” as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. (“PEO”) and Adams Funds Advisers, LLC (“AFA”), have a shared management team.
PEO — The Fund owns 2,186,774 shares of PEO, a non-diversified, closed-end investment company, representing 8% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. During 2017, the Fund received dividends and long-term capital gain distributions of $1,005,916 and $1,574,477, respectively, from its investment in PEO and recognized a change in unrealized appreciation on its investment in PEO of $(721,635). Directors of the Fund are also directors of PEO.
AFA — In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise against AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.
AFA provides advisory services to an external party and earns advisory fee revenue based on assets under management. AFA’s profit can fluctuate due to the level of assets under management, as driven by the number of client relationships, level of client investment activity, and client investment performance, and will impact the Fund’s valuation of its investment in AFA. As of December 31, 2017, AFA had assets under management of $91 million invested entirely from one client; failure to maintain this existing relationship or to develop new relationships could impact AFA’s ability to generate revenue. To the extent that AFA’s operating costs exceed its revenue earned, the Fund may be required to provide additional capital to AFA. For tax purposes, AFA’s revenues and expenses are consolidated with those of the Fund and, as such, the advisory fee revenue generated by AFA is monitored closely to ensure that it does not exceed an amount that would jeopardize the Fund’s status as a regulated investment company. During 2017, the Fund recognized a change in unrealized appreciation on its investment in AFA of $35,000.
Expenses — The Fund and its affiliates share personnel, systems, and other infrastructure items and are charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are

Notes To Financial Statements (continued)

allocated in accordance with the Fund’s expense sharing policy. The Fund's policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average percentage of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and PEO based on relative net assets. Personnel-related expenses are attributed to AFA based on the individual's time spent on AFA-related activities; the remaining portion is attributed to the Fund and PEO based on relative time spent for portfolio managers, relative market values of portfolio securities covered for research staff, and relative net assets for all others. Expense allocations are updated quarterly, except for those related to payroll, which are updated annually.
For the year ended December 31, 2017, expenses of $1,064,360 and $395,694 were charged to PEO and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, its affiliates as of December 31, 2017.
Investment Transactions, Investment Income, and Distributions — The Fund’s investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date. Interest income is recognized on an accrual basis.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Short-term investments (excluding money market funds) are valued at amortized cost, which approximates fair value. Debt securities are generally traded in the over-the-counter market with prices obtained from an independent pricing service, which considers the yield or price of comparable bonds as well as prices quoted by dealers who make markets in such securities. Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
The Fund’s investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. The Committee uses market-based valuation multiples, including price-to-earnings and price-to-book value, and discounted free cash flow analysis, or a combination thereof to estimate fair value. The Committee also considers discounts for illiquid investments, such as AFA. Fair value determinations are

Notes To Financial Statements (continued)

reviewed on a regular basis and updated as needed. Due to the inherent uncertainty of the value of Level 3 assets, estimated fair value may differ significantly from the value that would have been used had an active market existed. Any change in the estimated fair value of Level 3 investments is recognized in the Fund’s Statement of Operations in Change in unrealized appreciation on investments. Given the absence of market quotations or observable inputs, the Fund’s investment in AFA is categorized as Level 3 in the hierarchy.
At December 31, 2017, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$1,768,301,338	$—	$—	$1,768,301,338
Other investments	—	—	268,000	268,000
Short-term investments	19,585,914	—	—	19,585,914
Total investments	$1,787,887,252	$—	$268,000	$1,788,155,252

The following is a reconciliation of the change in the value of Level 3 investments:
Balance as of December 31, 2016				$233,000
Purchases				—
Change in unrealized appreciation on investments				35,000
Balance as of December 31, 2017				$268,000

There were no transfers between levels during the year ended December 31, 2017.
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. As of December 31, 2017, the identified cost of securities for federal income tax purposes was $1,136,165,730 and net unrealized appreciation aggregated $651,989,522, consisting of gross unrealized appreciation of $659,714,063 and gross unrealized depreciation of $7,724,541.
Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, and investment in AFA. Differences that are permanent, while not material for the year ended December 31, 2017, are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Fund during the years ended December 31, 2017 and December 31, 2016 were classified as ordinary income of $27,655,564 and $17,518,194, respectively, and as long-term capital gain of $108,356,146 and $78,513,621, respectively. The tax basis of distributable earnings at December 31, 2017 was $2,665,855 of undistributed ordinary income and $880,317 of undistributed long-term capital gain.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the year ended December 31, 2017 were $647,901,669 and $713,356,719, respectively.

Notes To Financial Statements (continued)

4. DERIVATIVES
During the year ended December 31, 2017, the Fund invested in derivative instruments. The Fund may use derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional income, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements — The Fund may use total return swap agreements to manage exposure to certain risks and/or to enhance performance. Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements in the Statement of Operations equal to the net receivable (payable) amount under the terms of the agreement.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and to net amounts due across multiple agreements upon settlement, providing for a single net settlement with a counterparty. Pursuant to master netting arrangements, the net cumulative unrealized gain (asset) on open total return swap agreements and net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. The Fund’s policy is to net all derivative instruments subject to a netting agreement. As of December 31, 2017, there were no outstanding total return swap agreements. During the year ended December 31, 2017, the average daily notional amounts of open long and (short) total return swap agreements, an indicator of the volume of activity during the year, were $33,232,718 and $(31,945,391), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. As of December 31, 2017, there were no securities pledged as collateral and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.
On December 22, 2017, the Fund issued 3,311,063 shares of its Common Stock at a price of $14.83 per share (the average market price on December 8, 2017) to shareholders of record November 22, 2017, who elected to take stock in payment of the year-end distribution from 2017 capital gain and investment income. During 2017, the Fund issued 3,467 shares of Common Stock at a weighted average price of $14.78 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
On December 28, 2016, the Fund issued 2,516,928 shares of its Common Stock at a price of $12.71 per share (the average market price on December 12, 2016) to shareholders of record on November 25, 2016,

Notes To Financial Statements (continued)

who elected to take stock in payment of the year-end distribution from 2016 capital gain and investment income. During 2016, the Fund issued 2,684 shares of Common Stock at a weighted average price of $12.71 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Income Compensation Plan.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. Transactions in Common Stock for 2017 and 2016 were as follows:
	Shares		Amount
	2017	2016	2017	2016
Shares issued in payment of distributions	3,314,530	2,519,612	$49,154,304	$32,024,245
Shares purchased (at a weighted average discount from net asset value of 15.0% and 15.8%, respectively)	(1,004,274)	(974,904)	(14,430,657)	(12,436,299)
Net activity under the 2005 Equity Incentive Compensation Plan	(11,423)	(21,830)	104,944	222,142
Net change	2,298,833	1,522,878	$34,828,591	$19,810,088

6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plan and, subject to Board approval, may also make a discretionary contribution to the plans. During 2017, the Fund recorded matching contributions of  $265,492. As of December 31, 2017, the Fund recorded a liability in the amount of  $223,975, included in Accrued expenses and other liabilities in the accompanying Statement of Assets and Liabilities, representing the 2017 discretionary contribution.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock awards granted prior to the Plan’s expiration remain outstanding as of December 31, 2017 and vest on various dates through September 2, 2018, provided the service condition set forth in the award at grant is satisfied. Also outstanding are restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred at the election of the director.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date). Awards earn an amount equal to the Fund’s per share distribution, payable in either cash (employees) or reinvested shares (non-employee directors). Reinvested shares are fully vested and paid concurrently with the payment of the original share grant. A summary of the activity related to nonvested restricted shares and deferred stock units for the year ended December 31, 2017 is as follows:
Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2016	138,666	$12.76
Reinvested dividend equivalents	3,467	14.78
Vested & issued	(47,532)	12.82
Balance at December 31, 2017	94,601	$12.80

Compensation cost is based on the fair market value of the award on grant date and recognized on a straight-line basis over the vesting period. Any compensation cost recognized related to an award that is subsequently forfeited due to unmet service conditions is reversed. Total compensation cost related to

Notes To Financial Statements (continued)

equity-based compensation for the year ended December 31, 2017 was $259,990. As of December 31, 2017, the Fund had unrecognized compensation cost of $11,795, a component of additional capital surplus, related to nonvested awards that will be recognized over a weighted average period of 0.67 years. The total fair value of awards vested and issued during the year ended December 31, 2017 was $636,538.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the year ended December 31, 2017 to officers and directors amounted to $5,148,477, of which $457,500 was paid to independent directors. These amounts represent the taxable income to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At December 31, 2017, the Fund had no securities on loan. The Fund is indemnified by the Custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.
10. OPERATING LEASE COMMITMENTS
The Fund and its affiliates lease office space and equipment under operating lease agreements expiring at various dates through the year 2026. The Fund recognized rental expense of $294,762 in 2017, and its estimated portion of the minimum rental commitments are as follows:
2018	$330,822
2019	261,065
2020	265,480
2021	260,588
2022	266,912
Thereafter	1,111,038
Total	$2,495,905

Financial Highlights

	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of year	$15.22	$15.04	$15.87	$15.09	$12.43
Net investment income	0.22	0.19	0.13	0.20	0.20
Net realized gain (loss) and change in unrealized appreciation	3.55	1.03	—	1.83	3.32
Change in accumulated other comprehensive income	—	—	0.02	(0.01)	0.01
Total from operations	3.77	1.22	0.15	2.02	3.53
Less distributions from:
Net investment income	(0.22)	(0.18)	(0.14)	(0.20)	(0.22)
Net realized gain	(1.16)	(0.81)	(0.79)	(0.98)	(0.62)
Total distributions	(1.38)	(0.99)	(0.93)	(1.18)	(0.84)
Capital share repurchases	0.03	0.02	0.02	0.02	0.02
Reinvestment of distributions	(0.09)	(0.07)	(0.07)	(0.08)	(0.05)
Total capital share transactions	(0.06)	(0.05)	(0.05)	(0.06)	(0.03)
Net asset value, end of year	$17.55	$15.22	$15.04	$15.87	$15.09
Market price, end of year	$15.03	$12.71	$12.83	$13.68	$13.07

Total Investment Return *
Based on market price	29.4%	6.9%	0.7%	13.7%	31.8%
Based on net asset value	26.2%	9.2%	1.8%	14.3%	29.7%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$1,786	$1,513	$1,472	$1,528	$1,422
Ratio of expenses to average net assets	0.56%	0.64%	0.96%**	0.58%	0.69%**
Ratio of net investment income to average net assets	1.30%	1.29%	0.79%**	1.29%	1.44%**
Portfolio turnover	39.2%	32.0%	22.0%	26.6%	55.9%
Number of shares outstanding at end of year (in 000’s)	101,736	99,437	97,914	96,287	94,224
*
Total investment return assumes reinvestment of all distributions at the price received in the Fund’s dividend reinvestment plan.

**
Ratios of expenses to average net assets were 0.67% and 0.63% in 2015 and 2013, respectively, after adjusting for non-recurring pension-related settlement charges. The adjusted ratios of net investment income to average net assets were 1.08% and 1.50% in 2015 and 2013, respectively.

Schedule of Investments

December 31, 2017
	Shares	Value (a)
Common Stocks — 99.0%
Consumer Discretionary — 12.3%
Amazon.com, Inc. (b)	44,100	$51,573,627
Carnival Corporation	138,500	9,192,245
Comcast Corporation Class A	1,009,000	40,410,450
Dollar General Corporation	193,937	18,038,080
Home Depot, Inc.	177,400	33,622,622
Lowe's Companies, Inc.	254,100	23,616,054
Magna International Inc.	252,000	14,280,840
TJX Companies, Inc.	246,100	18,816,806
Walt Disney Company	95,400	10,256,454
		219,807,178
Consumer Staples — 8.2%
Coca-Cola Company	186,000	8,533,680
Colgate-Palmolive Company	156,600	11,815,470
Costco Wholesale Corporation	77,900	14,498,748
CVS Health Corporation	174,800	12,673,000
PepsiCo, Inc.	230,400	27,629,568
Philip Morris International Inc.	295,300	31,198,445
Procter & Gamble Company	131,850	12,114,378
Wal-Mart Stores, Inc.	292,400	28,874,500
		147,337,789
Energy — 6.4%
Adams Natural Resources Fund, Inc. (c)	2,186,774	43,385,596
Andeavor	68,000	7,775,120
Concho Resources Inc. (b)	72,900	10,951,038
Exxon Mobil Corporation	308,300	25,786,212
Halliburton Company	354,400	17,319,528
Pioneer Natural Resources Company	57,800	9,990,730
		115,208,224

Schedule of Investments (continued)

December 31, 2017
	Shares	Value (a)
Financials — 15.0%
American Express Company	378,300	$37,568,973
Bank of America Corporation	1,371,600	40,489,632
Berkshire Hathaway Inc. Class B (b)	117,800	23,350,316
BlackRock, Inc.	41,400	21,267,594
Chubb Limited	78,800	11,515,044
Citigroup Inc.	172,200	12,813,402
Intercontinental Exchange, Inc.	379,900	26,805,744
JPMorgan Chase & Co.	178,200	19,056,708
Signature Bank (b)	92,800	12,737,728
SunTrust Banks, Inc.	378,100	24,421,479
Wells Fargo & Company	623,100	37,803,477
		267,830,097
Health Care — 13.5%
AbbVie, Inc.	323,200	31,256,672
Aetna Inc.	183,900	33,173,721
Alexion Pharmaceuticals, Inc. (b)	73,400	8,777,906
Amgen Inc.	113,300	19,702,870
Becton, Dickinson and Company	88,800	19,008,528
Celgene Corporation (b)	113,400	11,834,424
Johnson & Johnson	241,900	33,798,268
McKesson Corporation	59,000	9,201,050
Pfizer Inc.	702,940	25,460,487
Thermo Fisher Scientific Inc.	145,400	27,608,552
UnitedHealth Group Incorporated	42,000	9,259,320
Waters Corporation (b)	62,200	12,016,418
		241,098,216
Industrials — 10.0%
Boeing Company	114,700	33,826,177
Cummins Inc.	136,100	24,040,704
Delta Air Lines, Inc.	282,200	15,803,200
Fortive Corp.	279,700	20,236,295
General Electric Company	246,500	4,301,425
Honeywell International Inc.	193,000	29,598,480
Parker-Hannifin Corporation	103,400	20,636,572
Union Pacific Corporation	219,500	29,434,950
		177,877,803

Schedule of Investments (continued)

December 31, 2017
	Shares	Value (a)
Information Technology — 24.1%
Adobe Systems Incorporated (b)	117,200	$20,538,128
Alphabet Inc. Class A (b)	30,900	32,550,060
Alphabet Inc. Class C (b)	28,097	29,400,701
Apple Inc.	473,500	80,130,405
Broadcom Limited	93,100	23,917,390
Cisco Systems, Inc.	271,900	10,413,770
Cognizant Technology Solutions Corporation Class A	74,800	5,312,296
DXC Technology Co.	143,000	13,570,700
Facebook, Inc. Class A (b)	272,800	48,138,288
Lam Research Corporation	66,700	12,277,469
Mastercard Incorporated Class A	147,700	22,355,872
Microsoft Corporation	836,800	71,579,872
Oracle Corporation	122,200	5,777,616
salesforce.com, inc. (b)	181,200	18,524,076
Visa Inc. Class A	311,000	35,460,220
		429,946,863
Materials — 2.0%
Albemarle Corporation	76,300	9,758,007
DowDuPont Inc.	208,300	14,835,126
LyondellBasell Industries N.V.	93,700	10,336,984
		34,930,117
Real Estate — 2.9%
American Tower Corporation	85,900	12,255,353
AvalonBay Communities, Inc.	53,800	9,598,458
Prologis, Inc.	351,600	22,681,716
SBA Communications Corp. Class A (b)	46,800	7,645,248
		52,180,775
S&P 500 Index — 0.8%
SPDR S&P 500 ETF Trust	54,300	14,490,498

Telecommunication Services — 1.1%
AT&T Inc.	262,200	10,194,336
Verizon Communications Inc.	171,600	9,082,788
		19,277,124

Schedule of Investments (continued)

December 31, 2017
	Shares	Value (a)
Utilities — 2.7%
CenterPoint Energy, Inc.	401,000	$11,372,360
NextEra Energy, Inc.	111,800	17,462,042
Public Service Enterprise Group Incorporated	249,000	12,823,500
Utilities Select Sector SPDR Fund	126,400	6,658,752
		48,316,654
Total Common Stocks
(Cost $1,115,000,629)		1,768,301,338
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b) (d)
(Cost $150,000)		268,000
Short-Term Investments — 1.1%
Money Market Funds — 1.1%
Fidelity Investments Money Market Funds - Prime Money Market Portfolio (Institutional Class), 1.45% (e)	8,994,917	8,997,615
Northern Institutional Treasury Portfolio, 1.17% (e)	10,588,299	10,588,299
Total Short-Term Investments
(Cost $19,586,813)		19,585,914
Total — 100.1%
(Cost $1,134,737,443)		1,788,155,252
Other Assets Less Liabilities — (0.1%)		(2,383,362)
Net Assets — 100.0%		$1,785,771,890

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Adams Diversified Equity Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Adams Diversified Equity Fund, Inc. (the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, MD
February 16, 2018
We have served as the Fund's auditor since 1929.

Principal Changes in Portfolio Securities

During the Six Months Ended December 31, 2017
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at December 31, 2017
Albemarle Corporation	$8,629,024		$9,758,007
Alexion Pharmaceuticals, Inc.	10,474,019		8,777,906
Andeavor	6,326,842		7,775,120
Becton, Dickinson and Company	22,549,749	$4,315,746	19,008,528
Berkshire Hathaway Inc. Class B	26,457,517	4,759,245	23,350,316
Carnival Corporation	8,890,772		9,192,245
Celgene Corporation	15,420,461		11,834,424
Cognizant Technology Solutions Corporation Class A	13,849,934	8,992,849	5,312,296
Colgate-Palmolive Company	10,836,798		11,815,470
Industrial Select Sector SPDR Fund	5,932,907	14,763,402	—
Public Service Enterprise Group Incorporated	11,536,631		12,823,500
Signature Bank	11,991,539		12,737,728
SPDR S&P 500 ETF Trust	28,698,654	14,323,074	14,490,498
TJX Companies, Inc.	17,412,018		18,816,806
UnitedHealth Group Incorporated	9,336,151		9,259,320
Utilities Select Sector SPDR Fund	7,025,034		6,658,752
Wells Fargo & Company	6,460,403		37,803,477
AbbVie, Inc.		5,461,103	31,256,672
Allergan plc		19,264,450	—
Altria Group, Inc.		17,793,919	—
American International Group, Inc.		23,600,674	—
Citigroup Inc.		12,945,190	12,813,402
CVS Health Corporation		5,459,996	12,673,000
Edison International		9,732,808	—
Facebook, Inc. Class A		5,168,499	48,138,288
Health Care Select Sector SPDR Fund		9,755,135	—
Lam Research Corporation		6,101,924	12,277,469
LyondellBasell Industries N.V.		8,871,033	10,336,984
Marathon Petroleum Corporation		6,252,908	—
Mastercard Incorporated Class A		5,115,201	22,355,872
McKesson Corporation		9,904,509	9,201,050
Pinnacle West Capital Corporation		11,895,249	—
Priceline Group Inc.		17,603,657	—
Prudential Financial, Inc.		14,158,991	—
Simon Property Group, Inc.		12,208,722	—
Starbucks Corporation		13,857,646	—
T-Mobile US, Inc.		5,936,868	—
Union Pacific Corporation		6,116,788	29,434,950
The transactions presented above are those purchases or sales during the period that exceeded .30% of period-end net assets.

Historical Financial Statistics

(unaudited)
Year	(000's) Value of Net Assets	(000's) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2003	$1,218,862	84,886	$14.36	$12.41	$.17	$.61	$—	$.78	6.8%
2004	1,295,549	86,135	15.04	13.12	.24	.66	—	.90	7.1
2005	1,266,729	86,100	14.71	12.55	.22	.64	—	.86	6.7
2006	1,377,418	86,838	15.86	13.87	.23	.67	—	.90	6.8
2007	1,378,480	87,669	15.72	14.12	.32	.71	—	1.03	7.1
2008	840,012	87,406	9.61	8.03	.26	.38	—	.64	5.7
2009	1,045,027	87,415	11.95	10.10	.15	.30	—	.45	5.2
2010	1,124,672	88,885	12.65	10.72	.14	.37	—	.51	5.1
2011	1,050,734	91,074	11.54	9.64	.15	.50	—	.65	6.1
2012	1,155,997	93,030	12.43	10.59	.18	.49	—	.67	6.3
2013	1,421,551	94,224	15.09	13.07	.22	.62	—	.84	7.1
2014	1,527,773	96,287	15.87	13.68	.20	.98	—	1.18	8.8
2015	1,472,144	97,914	15.04	12.83	.14	.79	—	.93	6.8
2016	1,513,498	99,437	15.22	12.71	.18	.81	—	.99	7.8
2017	1,785,772	101,736	17.55	15.03	.22	1.16	—	1.38	9.8
*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2011, the average month-end stock price is determined for the calendar year. For 2011 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2011.

Other Information

Annual Certification
The Fund’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Distribution Payment Schedule
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX
Privacy Policy
In order to conduct its business, the Fund, through AST, collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, our other shareholders, or our former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about our shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2017 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com under the headings “Funds” and then “Reports & Literature”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

Other Information  (continued)

Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov . The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.adamsfunds.com; select Fund name and click the headings "Funds" and then "Reports & Literature".
INVESTORS CHOICE
INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a distribution reinvestment plan, sponsored and administered by AST. The Plan provides registered shareholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Fund shares. A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.
The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Fees are subject to change at any time.
Fees	Minimum and Maximum Cash Investments:

Initial Enrollment and Optional Cash
Investments:
Service Fee $2.50 per investment
Brokerage Commission $0.05 per share
Reinvestment of Dividends*:
Service Fee 2% of amount invested
(maximum of  $2.50 per investment)
Brokerage Commission $0.05 per share
Sale of Shares:
Service Fee $10.00
Brokerage Commission $0.05 per share
Deposit of Certificates for safekeeping $7.50
(waived if sold)
Book to Book Transfers Included
To transfer shares to another participant or to a new participant
* The year-end dividend and capital gain distribution will usually be made in newly issued shares of Common Stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

Initial minimum investment (non-holders) $500
Minimum optional investment (existing holders) $50
Electronic Funds Transfer (monthly minimum) $50
Maximum per transaction $25,000
Maximum per year NONE
INVESTORS CHOICE Mailing Address:
Attention: Dividend Reinvestment
P.O. Box 922
Wall Street Station
New York, NY 10269-0560
Website: www.astfinancial.com
E-mail: info@astfinancial.com

For shareholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

Directors

Name (Age) Director Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships
Independent Directors
Enrique R. Arzac, Ph.D. (76) 1983	Professor Emeritus Graduate School of Business, Columbia University	Two	Aberdeen Asset Management Funds (6 closed-end funds) Mirae Asset Discovery Funds (6 open-end funds)
Phyllis O. Bonanno (74) 2003	Retired President & CEO International Trade Solutions, Inc. (consultants) (until 2009)	Two
Kenneth J. Dale (61) 2008	Senior Vice President and Chief Financial Officer The Associated Press	Two
Frederic A. Escherich (65) 2006	Private Investor	Two
Roger W. Gale, Ph.D. (71) 2005	President & CEO GF Energy, LLC (electric power consultants)	Two
Lauriann C. Kloppenburg (57) 2017	Retired Chief Strategy Officer and Chief Investment Officer - Equity Group Loomis, Sayles & Co., LP (investment management)	Two
Kathleen T. McGahran, Ph.D., J.D., CPA (67) 2003 Chair of the Board	President & CEO Pelham Associates, Inc. (executive education provider) Adjunct Professor Tuck School of Business, Dartmouth College	Two	Scor Global Life Reinsurance Scor Reinsurance of New York
Craig R. Smith, M.D. (71) 2005	Retired President Williston Consulting LLC (pharmaceutical and biotechnology consulting) Chief Operating Officer Algenol LLC (ethanol manufacturing) (until 2014)	Two
Interested Director
Mark E. Stoeckle (61) 2013
Chief Executive Officer (since 2013)
Adams Diversified Equity Fund, Inc. Adams Natural Resources Fund, Inc.
President (since 2015)
Adams Diversified Equity Fund, Inc.
Chief Investment Officer, U.S. Equities and Global Sector Funds
BNP Paribas Investment Partners (2013)
Two
All Directors serve for a term of one year upon their election at the Annual Meeting of Shareholders. The address for each Director is the Fund’s office.

Officers

Name (Age) Employee Since	Principal Occupation(s) During Past 5 Years
Mark E. Stoeckle (61) 2013	Chief Executive Officer of the Fund and Adams Natural Resources Fund, Inc. since 2013 and President of the Fund since 2015; Chief Investment Officer, U.S. Equities and Global Sector Funds, BNP Paribas Investment Partners (2013)
James P. Haynie, CFA (55) 2013	Executive Vice President of the Fund and President of Adams Natural Resources Fund, Inc. since 2015; President of the Fund and Executive Vice President of Adams Natural Resources Fund, Inc. (2013-2015); Chief Investment Officer, US Equities and Global Sector Funds, BNP Paribas Investment Partners (2013)
D. Cotton Swindell, CFA (54) 2002	Executive Vice President since 2015; Vice President – Research (prior to 2015)
Brian S. Hook, CFA, CPA (48) 2008	Vice President, Chief Financial Officer and Treasurer of the Fund and Adams Natural Resources Fund, Inc.
Lawrence L. Hooper, Jr. (65) 1997	Vice President, General Counsel, Secretary and Chief Compliance Officer of the Fund and Adams Natural Resources Fund, Inc.
Steven R. Crain, CFA (46) 2012	Vice President – Research since 2014; Senior Research Analyst (prior to 2014)
Michael E. Rega, CFA (58) 2014	Vice President – Research of the Fund and Adams Natural Resources Fund, Inc. since 2014; Senior Equity Analyst and Portfolio Manager, BNP Paribas Investment Partners (prior to 2014)
David R. Schiminger, CFA (46) 2002	Vice President – Research
Jeffrey R. Schollaert, CFA (42) 2015	Vice President – Research since 2017; Senior Research Analyst (2015-2017); Senior Equity Analyst and Portfolio Manager, Wilmington Trust (prior to 2015)
Christine M. Sloan, CPA (45) 1999	Assistant Treasurer of the Fund and Adams Natural Resources Fund, Inc.
All officers serve for a term of one year upon their election by the Board of Directors at the annual organization meeting. The address for each officer is the Fund’s office.
Service Providers

Counsel	Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
Custodian of Securities	The Northern Trust Company
Transfer Agent & Registrar	American Stock Transfer & Trust Company, LLC Stockholder Relations Department 6201 15th Avenue Brooklyn, NY 11219 (877) 260-8188 Website: www.astfinancial.com E-mail: info@astfinancial.com

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Trusted by investors for generationsSM

ADAMS FUNDS
500 East Pratt Street
Suite 1300
Baltimore, MD 21202
410.752.5900
800.638.2479
Please visit our website
adamsfunds.com

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.adamsfunds.com.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The directors on the registrant's audit committee whom the Board of Directors has determined meet such definition are Frederic A. Escherich and Enrique R. Arzac, who are independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the registrant's annual financial statements and review of the registrant's semi-annual financial statements for 2017 and 2016 were $93,911 and $80,482, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2017 and 2016.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state, and excise tax returns for 2017 and 2016 were $18,495 and $9,746, respectively.

(d) All Other Fees. There were no fees for services rendered to the registrant by PricewaterhouseCoopers LLP, other than for the services referenced above, for 2017 and 2016.

(e)	(1)

The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the audit committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the registrant; and whether the service could enhance the registrant's ability to manage or control risk or improve financial statement audit and review quality. The audit committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the audit committee at its next scheduled meeting.

	(2)	All services performed in 2017 and 2016 were pre-approved by the audit committee.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2017 and 2016 were $18,495 and $9,746, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Frederic A. Escherich, Enrique R. Arzac, Roger W. Gale, Lauriann C. Kloppenburg, and Craig R. Smith.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The registrant follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

While the policy is to vote all of the proxies for portfolio companies, as a general matter, securities that the registrant has loaned will not be recalled to facilitate proxy voting (in which case the borrower of the security is entitled to vote the proxy). However, if the registrant's management becomes aware of a material vote with respect to the loaned securities in time to recall the security and has determined in good faith that the importance of the matter to be voted on outweighs the loss in lending revenue that would result from recalling the security (i.e., a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

As an internally-managed investment company, the registrant uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyses is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan cannot be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Executive Compensation

On proposals relating to executive compensation, we generally vote against proposals that fail to require or demonstrate effective linkage between pay and the company's performance over time, and for proposals that require or demonstrate such effective linkage.

It is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We generally vote for proposals to require that all members of the company's Audit, Compensation, and Nominating committees be independent of management.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded if management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) As of the date of this filing, Mark E. Stoeckle, Chief Executive Officer and President, James P. Haynie, Executive Vice President, and D. Cotton Swindell, Executive Vice President, comprise the three-person portfolio management team for the registrant. Mr. Stoeckle has served as portfolio manager for the registrant since February 11, 2013; prior thereto, he served as Chief Investment Officer, U.S. Equities and Global Sector Funds, for BNP Paribas Investment Partners. Mr. Haynie has been a member of the portfolio management team since August 19, 2013, serving as President until January 21, 2015; prior thereto, Mr. Haynie served as Chief Investment Officer, U.S. Equities, for BNP Paribas Investment Partners from February 2013 and was Senior Portfolio Manager at BNP Paribas Investment Partners from 2005 to 2013. D. Cotton Swindell has served as Executive Vice President and on the portfolio management team since January 21, 2015; prior thereto, Mr. Swindell served as Vice President - Research for the registrant from 2004 and a research analyst for the registrant from 2002 to 2004. Mr. Stoeckle is the lead member of the portfolio management team. Messrs. Stoeckle, Haynie and Swindell receive investment recommendations from a team of research analysts and make decisions jointly about any investment transactions in the portfolio.

(2) As of the date of this filing, Messrs. Stoeckle and Haynie also serve on the portfolio management team for the registrant's non-controlled affiliate, Adams Natural Resources Fund, Inc. ("PEO"), a registered investment company with total net assets of $674,388,286 as of December 31, 2017. Mr. Stoeckle is Chief Executive Officer of PEO and Mr. Haynie is President. PEO is a non-diversified fund specializing in the energy and natural resources sectors and the registrant is a diversified fund with a different focus. There are few material conflicts of interest that may arise in connection with the portfolio management of both funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(3) As of December 31, 2017, the registrant's portfolio managers are compensated through a plan consisting of salary and annual cash incentive compensation, of which the amount in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan. The structure and methods used to determine the compensation of the portfolio managers were as follows: Salaries are determined by using appropriate industry surveys and information about the local market. Incentive compensation is based on a combination of relative fund performance of the registrant and PEO, with 70% weighting, and individual performance, with a 30% weighting. Target incentives are set annually based on aggregate compensation less salary for each position. Fund performance used in determining incentive compensation is measured over a one-year period, accounting for one-fourth of the calculation, a three-year period, which accounts for one-half, and a five-year period, which accounts for one-fourth. The registrant's total return on net asset value ("NAV") over each of these periods is used to determine performance relative to a 50/50 blend of the S&P 500 Index and the Lipper Large-Cap Core Funds Average universe. Using these calculations, the incentive compensation can be less than or exceed the established target.

As of December 31, 2017, the structure of the compensation that the portfolio managers receive from PEO is the same as that for the registrant with the exception that the portfolio managers' incentive compensation is based on a comparison with the performance of an 80/20 blend of the Dow Jones U.S. Oil and Gas Index and the Dow Jones U.S. Basic Materials Index.

(4) Using a valuation date of December 31, 2017, Mr. Haynie beneficially owned equity securities in the registrant valued over $1,000,000. Messrs. Stoeckle and Swindell each beneficially owned equity securities in the registrant valued between $500,000 and $1,000,000.
(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	-----------------------------------		-----------------------------------	----------------------------------		-----------------------------------
January 2017	39,596		$12.94	39,596		2,577,200
February 2017	107,665		$13.47	107,665		2,469,535
March 2017	90,600		$13.79	90,600		2,378,935
April 2017	--		--	--		2,378,935
May 2017	358,700		$14.11	358,700		2,020,235
June 2017	--		--	--		2,020,235
July 2017	34,500		$14.31	34,500		1,985,735
August 2017	35,000		$14.63	35,000		1,950,735
September 2017	75,200		$15.12	75,200		1,875,535
October 2017	84,600		$15.38	84,600		1,790,935
November 2017	46,113		$15.72	46,113		1,744,822
December 2017	132,300		$15.04	132,300		1,612,522	(2c)
	-----------------------------------		-----------------------------------	-----------------------------------
Total	1,004,274	(1)	$14.37	1,004,274	(2a)
					(2b)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The Plan was announced on December 11, 2014.

(2b) The share amount approved in 2014 was 5% of outstanding shares, or 4,667,000 shares.

(2c) The Plan has no expiration date.

(2d) None.

(2e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Dollar amounts of income and fees/compensation related to securities lending activities during the most recent fiscal year are:
(1)	Gross income from securities lending activities was $99,647.
(2)

Rebates paid to borrowers were $31,165, fees deducted from a pooled cash collateral reinvestment product were $2,496, and revenue generated by the securities lending program paid to the securities lending agent was $19,793.

(3)	The aggregate fees related to securities lending activities were $53,454.
(4)	Net income from securities lending activities was $46,193.

(b) Services provided by the securities lending agent in the most recent fiscal year for lending of the Fund's portfolio securities in accordance with its securities lending authorization agreement, included: identifying and approving borrowers, selecting securities to be loaned, negotiating loan terms, recordkeeping of all loan and dividend activity, receiving and holding collateral from borrowers, monitoring loan and collateral values on a daily basis, requesting additional collateral as required, and arranging for return of loaned securities at loan termination. When cash collateral is received from the borrower, the security lending agent invests the cash in a registered money market fund.

Item 13. Exhibits.

(a)	(1)	Not applicable. See registrant's response to Item 2 above.
	(2)

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchase securities: not applicable.
	(4)	Change in independent public accountant: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	February 26, 2018

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	February 26, 2018